UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 23, 2005

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-8519	31-1056105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street, Cincinnati OH, 45202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code	(513) 397-9900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Cincinnati Bell Inc.

Item 1.01 Entry into a Material Definitive Agreement.

Notes Offerings

On February 16, 2005, Cincinnati Bell Inc. (the “Company”) and certain of its subsidiaries, as guarantors (the “Guarantors”), issued and sold $250,000,000 aggregate principal amount of the Company’s 7% Senior Notes due 2015 (the “7% Notes”) and $100,000,000 aggregate principal amount of the Company’s 8-3/8% Senior Subordinated Notes due 2014 (the “8-3/8% Notes” and, together with the 7% Notes, the “Notes”).

In connection with the issuance and sale of the 7% Notes, the Company and certain of its subsidiaries entered into an Indenture (the “7% Indenture”), dated as of February 16, 2005, by and among the Company, the Guarantors party thereto and The Bank of New York, as Trustee and a Registration Rights Agreement (the “7% Notes Registration Rights Agreement”), dated as of February 16, 2005, by and among the Company, the Guarantors party thereto and Banc of America Securities LLC, as Representative of the several Purchasers. The 8-3/8% Notes were issued as additional debt securities under an Indenture (the “8-3/8% Indenture” and, together with the 7% Indenture, the “Indentures”) dated as of November 19, 2003, by and among the Company, the Guarantors party thereto and The Bank of New York, as Trustee, pursuant to which the Company previously issued $540,000,000 aggregate principal amount of 8-3/8% Senior Subordinated Notes due 2014 (the “Initial 8-3/8% Notes”). In connection with the issuance and sale of the 8-3/8% Notes, the Company and the Guarantors entered into a Registration Rights Agreement (the “8-3/8% Notes Registration Rights Agreement” and, together with the 7% Notes Registration Rights Agreement, the “Registration Rights Agreements”), dated as of February 16, 2005, by and among the Company, the Guarantors party thereto and Banc of America Securities LLC, as Representative of the several Purchasers.

The terms of the 7% Notes are governed by the 7% Indenture. The 7% Notes will mature on February 15, 2015. Interest on the 7% Notes accrues at the rate of 7% per annum, payable semiannually in cash in arrears on each February 15 and August 15, commencing on August 15, 2005. The 7% Notes are jointly and severally guaranteed on an unsecured senior basis by each of the Company’s current and future restricted subsidiaries that is or becomes a guarantor under its new credit facility. The 7% Notes are unsecured senior obligations of the Company, rank equally with all of its existing and future senior indebtedness and rank senior to all of its existing and future senior subordinated and subordinated indebtedness. The Company may redeem some or all of the 7% Notes at its option at any time after February 15, 2010, at redemption prices equal to (i) 103.500% if redeemed during 2010, (ii) 102.333% if redeemed during 2011, (iii) 101.167 if redeemed during 2012 and (iv) 100.000% if redeemed during 2013 or thereafter, plus, in each case, accrued and unpaid interest, if any, to the redemption date. At any time prior to February 15, 2008, the Company may redeem up to 35% of the aggregate principal amount of the 7% Notes with the net cash proceeds of certain equity offerings of its common stock at a redemption price of 107% of the principal amount of the 7% Notes plus accrued and unpaid interest, if any, to the redemption date, so long as (1) at least 65% of the original aggregate amount of the 7% Notes remains outstanding after each such redemption and (2) any such redemption is made within 60 days of such public equity offering.

The terms of the 8-3/8% Notes are governed by the 8-3/8% Indenture. The 8-3/8% Notes will mature on January 15, 2014. Interest on the 8-3/8% Notes accrues at the rate of 8-3/8% per annum, payable semiannually in cash in arrears on each January 15 and July 15, commencing on July 15, 2005. The 8-3/8% Notes are jointly and severally guaranteed on an unsecured senior subordinated basis by each of the Company’s current and future restricted subsidiaries that is or becomes a guarantor under its new credit facility. Each Guarantor’s guarantee of the 8-3/8% Notes ranks junior to such Guarantor’s guarantee of the Company’s previously issued Senior Subordinated Discount Notes Due 2009 (the “16% Notes”). The 8-3/8% Notes are unsecured senior subordinated obligations of the Company, rank junior to all of its existing and future senior indebtedness (including for this purpose, the currently outstanding 16% Notes), rank equally with all of its existing and future senior subordinated indebtedness (excluding for this purpose its currently outstanding 16% Notes) and rank senior to all of its future subordinated indebtedness. The Company may redeem some or all of the 8-3/8% Notes at any time after January 15, 2009, at redemption prices equal to (i) 104.188% if redeemed during 2009, (ii) 102.792% if redeemed during 2010, (iii) 101.396 if redeemed during 2011 and (iv) 100.000% if redeemed during 2012 or thereafter, plus, in each case, accrued and unpaid interest, if any, to the redemption date. At any time prior to January 15, 2007, the Company may redeem up to 35% of the combined aggregate principal amount of the 8-3/8% Notes and the Initial 8-3/8% Notes with the net cash proceeds of certain equity offerings of its common stock at a redemption price of 108.375% of the principal amount thereof plus accrued and unpaid interest, if any, to the redemption date so long as (1) at least 65% of the combined aggregate principal amount of the 8-3/8% Notes and the Initial 8-3/8% Notes remains outstanding after each such redemption and (2) any such redemption by the Company is made within 60 days of such public equity offering.

The Indentures contain certain covenants that, subject to a number of important exceptions and qualifications, limit, among other things, the Company’s ability and the ability of its restricted subsidiaries to incur additional indebtedness, create liens, make investments, enter into transactions with affiliates, sell assets, guarantee indebtedness, declare or pay dividends or other distributions to shareholders, repurchase equity interests, redeem debt that is junior in right of payment to the applicable series of Notes, enter into agreements that restrict dividends or other payments from subsidiaries, issue or sell capital stock of certain of its subsidiaries, and consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of its subsidiaries on a consolidated basis. In addition, if the Company experiences specific kinds of changes in control, holders of the Notes will have the right to require the Company to purchase their Notes, in whole or in part, at a price equal to 101% of the principal amount, together with any accrued and unpaid interest to the date of such purchase.

The terms of the Registration Rights Agreements grant the holders of each series of Notes certain exchange and registration rights. Under the Registration Rights Agreements, the Company agreed to use its reasonable efforts to file a registration statement within 150 days after the issue date of the Notes, enabling note holders to exchange either series of Notes for publicly registered notes with substantially identical terms, referred to herein as exchange notes, cause the registration statement to become effective within 210 days after the issue date of the Notes, effect an exchange offer for each series of Notes for exchange notes within 240 days after the issue date of the Notes, and file a shelf registration statement for the resale of the Notes if the Company cannot effect the exchange offers within the time periods listed above and in certain other circumstances. The Company agreed to pay additional interest if it does not comply with the foregoing obligations.

New Credit Facility

Also on February 16, 2005, the Company established a $250,000,000 revolving credit facility (the “New Credit Facility”). The proceeds of the offering of the Notes and initial borrowings under the New Credit Facility were used to repay all outstanding borrowings and terminate the Company’s previous credit facility established pursuant to a Credit Agreement (the “1999 Credit Agreement”), dated as of November 9, 1999, as amended and restated as of January 12, 2002 and March 26, 2003, as further amended by the First Amendment to such Credit Agreement dated as of July 2, 2003 and the Amendment No. 2 to such Credit Agreement dated as of July 2, 2003 and as further amended and restated as of November 17, 2003, by and among the Company and BCSI, Inc., a Delaware Corporation, as Borrowers, the Initial Lenders, the Initial Issuing Banks and Swing Line Banks named therein, Bank of America, N.A., as Syndication Agent, Citicorp USA, Inc., as Administrative Agent, Credit Suisse First Boston and The Bank of New York, as Co−Documentation Agents, PNC Bank, N.A., together with Credit Suisse First Boston and The Bank of New York, as Co-Arrangers, Citigroup Global Markets Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Book Managers and Banc of America Securities LLC, Credit Suisse First Boston and Goldman Sachs Credit Partners L.P., as Joint Lead Arrangers and Joint Book-Running Managers for the Term D Facility.

In connection with the establishment of the New Credit Facility, the Company entered into a Credit Agreement (the “New Credit Agreement”), dated as of February 16, 2005, by and among the Company, as Borrower, the Guarantors party thereto, Bank of America, N.A., as Administrative Agent, PNC Bank, National Association, as Swingline Lender, Banc of America Securities LLC and Credit Suisse First Boston, as Joint Lead Arrangers and Joint Book Managers and the other Lenders party thereto. The New Credit Agreement consists of the New Credit Facility, which includes a $40,000,000 sublimit for the issuance of standby letters of credit and a $25,000,000 sublimit for swingline loans. Borrowings under the New Credit Facility (other than swingline loans) bear interest, at the Company’s election, at a rate per annum equal to (i) LIBOR plus the Applicable Margin (as defined below) or (ii) the Base Rate (as defined below) plus the Applicable Margin. Swingline loans bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin for base rate advances. The “Applicable

Margin” is a percentage per annum equal to (i) for the period from the date of the initial borrowings under the New Credit Facility through the date on which the Company delivers financial statements for the fiscal quarter ending March 31, 2005 to the Administrative Agent under the New Credit Facility, (A) 2.00%, in the case of LIBOR rate advances, and (B) 1.00%, in the case of alternate Base Rate advances, and (ii) thereafter, a percentage to be determined in accordance with a performance pricing grid based upon the Company’s total leverage ratio. The “Base Rate” is equal to the higher of (x) the Bank of America, N.A. prime rate and (y) the Federal Funds Rate plus one-half of one percent.

The New Credit Facility will terminate and be payable in full five years after the initial borrowings thereunder. However, notwithstanding the foregoing, if by the date that is six months prior to the maturity of the 16% Notes (the “Accelerated Maturity Date”) the Company does not refinance, repay or extend the maturity date of its 16% Notes to a date later than the maturity of the New Credit Facility, then the commitments of the lenders under the New Credit Facility will terminate and any outstanding borrowings thereunder will become due and payable on such Accelerated Maturity Date. The New Credit Facility permits voluntary prepayments of the outstanding borrowings and voluntary, irrevocable reductions of the unutilized portion of the commitments thereunder, in whole or in part at any time and without premium or penalty, subject to certain conditions pertaining to minimum notice and minimum payment/reduction amounts and to reimbursement of customary breakage costs with respect to the prepayment of LIBOR borrowings. Under the New Credit Agreement, the Company is required to pay (i) commitment fees to the lenders on the undrawn portions of their commitments quarterly in arrears accruing at 50 basis points on the unused amount of commitments under the New Credit Facility, (ii) letter of credit fees on the maximum amount available to be drawn under all outstanding letters of credit in an amount equal to the Applicable Margin on LIBOR rate advances under the New Credit Facility on a per annum basis, payable quarterly in arrears and (iii) customary fronting fees for the issuance of letters of credit.

The New Credit Facility is guaranteed by various of the Company’s existing and future direct and indirect domestic subsidiaries, excluding specifically however, Cincinnati Bell Telephone Company LLC and its Cincinnati Bell Extended Territories LLC subsidiary, the Company’s Mutual Signal subsidiaries and, for so long as the Company does not own all of its outstanding equity or membership interests, Cincinnati Bell Wireless LLC. The Company’s obligations under the New Credit Facility are secured by perfected first priority pledges and security interests in (1) 100% of all present and future shares of capital stock or other equity, membership or profit interests owned directly by the Company or any Guarantor in the Company’s present and future domestic subsidiaries (other than its Mutual Signal subsidiaries and, for so long as the Company does not own all of its outstanding equity or membership interests, Cincinnati Bell Wireless LLC (although the New Credit Facility is secured by a pledge of the Company’s membership interest in Cincinnati Bell Wireless Holdings LLC, the direct owner of the Company’s 80.1% interest in Cincinnati Bell Wireless LLC, a special purpose holding company whose ability to incur liabilities or engage in activities will be limited)), (2) 66% of all present and future shares of capital stock or other equity, ownership or profit interests owned directly by the Company or any Guarantor in its present and future direct first-tier foreign subsidiaries, (3) certain of the Company’s and each Guarantor’s other personal property and assets, to the extent perfection is effected by the filing of a UCC financing statement and other appropriate notice filings with the U.S. Copyright Office and the U.S. Patent and Trademark Office, (4) all present and future intercompany debt owing from any non-guarantors to the Company or any Guarantor under the New Credit Facility and (5) all proceeds of the foregoing.

The New Credit Facility contains financial covenants that require the Company to maintain certain debt to EBITDA, senior secured debt to EBITDA, fixed charge and interest coverage ratios. The New Credit Facility will also contain restrictive covenants that, among other things, limit the Company’s ability to incur additional debt or liens, pay dividends, repurchase its common stock, sell assets, make investments and merge with another company. The New Credit Facility provides for events of default customary to facilities of its type, including non-payment of principal, interest or other amounts, incorrectness of representations and warranties in any material respect, violation of covenants, cross-events of default and cross-acceleration, certain events of bankruptcy or insolvency, certain material judgments, invalidity of any loan or security document, change of control and certain ERISA events.

The above summary of the Indentures, Registration Rights Agreements and Credit Agreement is qualified in its entirety by reference to the complete terms and provisions of the Indentures, Registration Rights Agreements and New Credit Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

The information included in Item 1.01 of this Current Report with respect to the termination of the 1999 Credit Agreement is incorporated by reference into this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation of a Registrant.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.03 Material Modification to Rights of Security Holders.

The information included in Item 8.01 of this Current Report with respect to the First Supplemental Indenture relating to the Company's 7-1/4% Senior Notes due 2013 is incorporated by reference into this Item 3.03.

Item 8.01 Other Events.

On February 16, 2005, upon consummation of the issuance and sale of the Notes and the establishment of the New Credit Facility, the First Supplemental Indenture relating to the Company’s 7-1/4% Senior Notes due 2013 and the Fourth Supplemental Indenture relating to the Company’s 16% Notes, each filed as exhibits to the Company’s Current Report on Form 8-K dated February 2, 2005, became effective.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description
4.1	Indenture, dated as of February 16, 2005, by and among Cincinnati Bell Inc., the Guarantors party thereto and The Bank of New York, as Trustee
4.2
7% Notes Registration Rights Agreement, dated as of February 16, 2005, by and among Cincinnati Bell Inc., the Guarantors party thereto and Banc of America Securities LLC, as Representative of the several Purchasers

4.3
8-3/8% Notes Registration Rights Agreement, dated as of February 16, 2005, by and among Cincinnati Bell Inc., the Guarantors party thereto and Banc of America Securities LLC, as Representative of the several Purchasers

10.1
Credit Agreement, dated as of February 16, 2005, by and among Cincinnati Bell Inc., the Guarantors party thereto, Bank of America, N.A., as Administrative Agent, PNC Bank, National Association, as Swingline Lender, Banc of America Securities LLC and Credit Suisse First Boston, as Joint Lead Arrangers and Joint Book Managers and the other Lenders party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

		By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel

Date	February 23, 2005

Exhibit Index

Exhibit No.	Exhibit

4.1	Indenture, dated as of February 16, 2005, by and among Cincinnati Bell Inc., the Guarantors party thereto and The Bank of New York, as Trustee
4.2
Senior Notes Registration Rights Agreement, dated as of February 16, 2005, by and among Cincinnati Bell Inc., the Guarantors party thereto and Banc of America Securities LLC, as Representative of the several Purchasers

4.3
Senior Subordinated Notes Registration Rights Agreement, dated as of February 16, 2005, by and among Cincinnati Bell Inc., the Guarantors party thereto and Banc of America Securities LLC, as Representative of the several Purchasers

10.1
Credit Agreement, dated as of February 16, 2005, by and among Cincinnati Bell Inc., the Guarantors party thereto, Bank of America, N.A., as Administrative Agent, PNC Bank, National Association, as Swingline Lender, Banc of America Securities LLC and Credit Suisse First Boston, as Joint Lead Arrangers and Joint Book Managers and the other Lenders party thereto